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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2000


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


   MINNESOTA                           0-24993                   41-1913991
(State or other                   (Commission File            (IRS Employer
jurisdiction of                        Number)              Identification No.)
incorporation)


130 CHESHIRE LANE, MINNETONKA, MINNESOTA                           55305
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.           OTHER EVENTS.

         The Registrant has executed an Agreement to Terminate Management Agreement (the "Termination Agreement") dated as of the 31st day of March 2000 between the Registrant, the Tunica-Biloxi Tribe of Louisiana, a federally recognized Indian Tribe (the "Tribe") and Grand Casinos of Louisiana, LLC - Tunica-Biloxi, a Minnesota limited liability company ("GCI-LLC") with respect to the management and operation of Grand Casino Avoyelles.

         Subject to the terms of the Termination Agreement, the Tribe has elected to exercise its option for the early buyout of the Amended and Restated Management and Construction Agreement (the "Management Agreement") dated as of November 1, 1991. The Management Agreement was scheduled to expire on June 3, 2001. The early buyout of the Management Agreement is provided for under the original terms of the Management Agreement and Lakes will be compensated for the management fees it would have received had it managed Grand Casino Avoyelles through June 3, 2001, discounted to present value.

         In addition to the receipt of compensation for the management fees that Lakes would have earned, pursuant to the terms of the Termination Agreement Lakes will also be repaid all outstanding indebtedness owed by the Tribe, Lakes will be released from certain bank guarantees and subordination agreements and Lakes will convey to the Tribe certain real estate owned by Lakes which is adjacent to Grand Casino Avoyelles.

         The Termination Agreement and the Press Release dated March 31, 2000 issued by the Registrant have been filed as Exhibits 10.1 and 99.1, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

10.1 Agreement to Terminate Management Agreement by and among the Registrant, The Tunica-Biloxi Indian Tribe of Louisiana, and Grand Casinos of Louisiana, LLC- Tunica- Biloxi dated as of March 31, 2000.

99.1     Press Release dated March 31, 2000.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LAKES GAMING, INC.
                                  (Registrant)



Date: April 3, 2000                By:  /s/Timothy J. Cope
                                   ---------------------------------------------
                                           Name: Timothy J. Cope
                                           Title:   Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION

10.1 Agreement to Terminate Management Agreement by and among the Registrant, The Tunica-Biloxi Tribe of Louisiana, and Grand Casinos of Louisiana, LLC-Tunica- Biloxi dated as of March 31, 2000.

99.1                       Press Release dated March 31, 2000.




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